2Q'22 FINANCIAL RESULTS July 18, 2022 Exhibit 99.3

2 Cautionary Statement Regarding Forward-Looking Statements The following slides are part of a presentation by Synchrony Financial in connection with reporting quarterly financial results. No representation is made that the information in these slides is complete. For additional information, see the earnings release and financial supplement included as exhibits to our Current Report on Form 8-K filed today and available on our website (www.synchronyfinancial.com) and the SEC's website (www.sec.gov). All references to net earnings and net income are intended to have the same meaning. All comparisons are for the second quarter of 2022 compared to the second quarter of 2021, unless otherwise noted. This presentation contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the "safe harbor" created by those sections. Forward-looking statements may be identified by words such as "expects," "intends," "anticipates," "plans," "believes," "seeks," "targets," "outlook," "estimates," "will," "should," "may" or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward- looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated, including the future impacts of the novel coronavirus disease (“COVID-19”) outbreak and measures taken in response thereto for which future developments are highly uncertain and difficult to predict; retaining existing partners and attracting new partners, concentration of our revenue in a small number of partners, and promotion and support of our products by our partners; cyber-attacks or other security breaches; disruptions in the operations of our and our outsourced partners' computer systems and data centers; the financial performance of our partners; the sufficiency of our allowance for credit losses and the accuracy of the assumptions or estimates used in preparing our financial statements, including those related to the CECL accounting guidance; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to grow our deposits in the future; damage to our reputation; our ability to securitize our loan receivables, occurrence of an early amortization of our securitization facilities, loss of the right to service or sub-service our securitized loan receivables, and lower payment rates on our securitized loan receivables; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of acquisitions and strategic investments; reductions in interchange fees; fraudulent activity; failure of third-parties to provide various services that are important to our operations; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and/or interpretations, and state sales tax rules and regulations; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and other legislative and regulatory developments and the impact of the Consumer Financial Protection Bureau’s (the “CFPB”) regulation of our business; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit the Bank’s ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this presentation and in our public filings, including under the heading “Risk Factors Relating to Our Business” and “Risk Factors Relating to Regulation” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed on February 10, 2022. You should not consider any list of such factors to be an exhaustive statement of all the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Disclaimers

3 $1.60 DILUTED EPS compared to $2.12 15.60% NET INTEREST MARGIN compared to 13.78% 15.2% CET1 liquid assets of $15.2 billion, 15.9% of total assets SUMMARY FINANCIAL METRICS CAPITAL 2Q'22 Financial Highlights $82.7 billion LOAN RECEIVABLES compared to $78.4 billion $64.7 billion DEPOSITS 84% of current funding 2.73% NET CHARGE-OFFS compared to 3.57% 68.7 million AVERAGE ACTIVE ACCOUNTS compared to 65.8 million $809 million CAPITAL RETURNED $701 million share repurchases 37.7% EFFICIENCY RATIO compared to 39.6%

4 Dual Card / Co-Brand(b) BUSINESS EXPANSION CONSUMER PERFORMANCE (6)% 8% New Accounts Purchase Volume per Account Average Balance per Account (c) 4% (d) (e) GROWTH METRICS 12% 5% 4% Purchase Volume Average active accounts 11% Loan receivables $74.0 $82.5Core(a) in millions 27%$14.6 Dual Card / Co-Brand(b) $13.0 31%$17.0 $ billions $18.6 $ billions (a) All metrics shown above on a Core basis, are non-GAAP measures and exclude from both prior year and current year amounts related to portfolios that were sold in 2Q’22. See non-GAAP reconciliation in the appendix. 2Q'22 Business Highlights 16% 8% Core(a) $38.5 $44.6 Core(a) 60.0 64.8 5.95.8Core(a) 3%

Well-Positioned to Drive Sustainable Growth…

BROAD REACH

~65MM
Active Accounts

435K+
Partner Locations

DIVERSIFIED PRODUCT SUITE

REVOLVING

- PLCC
- Dual Card
- Co-brand
- Secured
- Network
- Synchrony Mastercard

COMMERCIAL

- Business
- Revolving credit
- Invoice-based

BNPL/INSTALLMENTS/LEASING

- synchrony SetPay
- Secured
- Allegro Credit

GROWTH OPPORTUNITIES

- Pets Best Pet Health Insurance
- CareCredit
- GiftNow

EXPANSIVE DISTRIBUTION NETWORKS

SYNCHRONY MARKETPLACES

- CareCredit
- Synchrony Home
- Synchrony Car Care
- MySynchrony App

STRATEGIC INVESTMENTS/INTEGRATIONS

- clover
- AdventHealth
- Epic App Orchard
- St Luke's University Health Network

INNOVATIVE DIGITAL CAPABILITIES

COMPELLING UTILITY AND VALUE ▶ **15–20x greater lifetime value per account[(a)]**

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...while Driving Diversification and a Strong Balance Sheet...

DIVERSE SPEND CATEGORIES[b]

PURCHASE VOLUME BY PLATFORM



28% DIGITAL
32% DIVERSIFIED & VALUE
8% HEALTH & WELLNESS
3% LIFESTYLE
29% HOME & AUTO

OUT OF PARTNER SPEND



NON-DISCRETIONARY
14% Auto & Gas
7% Health & Pet
10% Grocery
15% Bill Pay
5% Discount Stores
20% T&E
9% Home Furnishings
20% Clothing/ Other

BALANCED CREDIT PORTFOLIO



23% NON-PRIME
35% PRIME
42% SUPER-PRIME

ROBUST FUNDING, CAPITAL AND LIQUIDITY

80% +	15%	25%	$21.39
DEPOSIT FUNDED	CET1 (vs ~11% target)	TIER 1 CAPITAL + CREDIT LOSS RESERVE RATIO [a]	TCE PER SHARE [a] (+40% vs 2Q20)

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(a) The "Tier 1 Capital + Credit Loss Reserve Ratio and Tangible Common Equity ("TCE") are non-GAAP measures, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

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7 …and Delivering Resilient Returns through Cycles RSA / Purchase Volume(c) Prime & Super Prime/EOP(b)(c) 74% 72% 78%72% 72% 74%63% 77% 1.09% 1.83% 2.53% 2.41% 2.23% 2.58% 2.73% 2.54% GFC CARD Act Took Effect Credit Normalization COVID-19 Pandemic RAR(a) RSA/ALR(c) NCOs/ALR(c) ~2.5+% ROA ~28+% ROTCE LONG-TERM TARGETS: (a) Risk-adjusted Return (“RAR“) defined as Net Interest Income minus RSA and NCOs, divided by average loan receivables.

Financial Results

Summary earnings statement

$ in millions, except per share statistics	2Q'22	2Q'21	B/(W) $	B/(W) %
Total interest income	$4,074	$3,578	*$496*	*14 %*
Total interest expense	272	266	*(6)*	*(2) %*
Net interest income (NII)	**3,802**	**3,312**	***490***	***15 %***
Retailer share arrangements (RSA)	(1,127)	(1,006)	*(121)*	*(12) %*
Provision for credit losses	724	(194)	*(918)*	*NM*
Other income	198	89	*109*	*122 %*
Other expense	1,083	948	*(135)*	*(14) %*
Pre-tax earnings	**1,066**	**1,641**	***(575)***	***(35)%***
Provision for income taxes	262	399	*137*	*34 %*
Net earnings	**804**	**1,242**	***(438)***	***(35)%***
Preferred dividends	11	10	*(1)*	*NM*
Net earnings available to common stockholders	**$793**	**$1,232**	***$(439)***	***(36)%***
Diluted earnings per share	**$1.60**	**$2.12**	***$(0.52)***	***(25)%***

2Q'22 Highlights

- **$804 million Net earnings, $1.60 diluted EPS**
- **Net interest income up 15%**
  - Interest and fees on loans up 13% driven primarily by growth in average loan receivables
  - Interest expense increase attributed to higher funding liabilities
- **Retailer share arrangements increased 12%**
  - Increase is driven by continued strong program performance
- **Provision for credit losses up**
  - Driven by comparison to reserve release in prior year, partially offset by lower net charge-offs
- **Other Income includes gain on sale of $120 million from conveyance of HFS portfolios in 2Q'22**
- **Total other expense up 14%**
  - Increase driven by higher employee, marketing, information processing and other expense
  - Total other expense includes $62 million related to additional marketing and site strategy actions (see appendix for details of Gain on Sale reinvestment)

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9 2Q'22 Platform Results 2Q'21 2Q'22 V% $11.5 $12.9 12% 17.3 17.9 4% $993 $1,108 12% 2Q'21 2Q'22 V% $10.9 $12.5 14% 17.3 19.1 10% $891 $1,058 19% 2Q'21 2Q'22 V% $11.6 $14.4 24% 17.3 19.0 10% $729 $826 13% 2Q'21 2Q'22 V% $3.0 $3.4 15% 5.6 6.2 11% $523 $644 23% 2Q'21 2Q'22 V% $1.4 $1.4 2% 2.4 2.5 3% $182 $194 7% (a) Purchase Volume Accounts Interest & Fees on Loans Home & Auto Digital Diversified & Value Health & Wellness Lifestyle Loan receivables $ in billions 9% 12% 15% 8%14%

10 Net Interest Income Net Interest Income $ in millions % of average interest-earning assets • Net interest income increased 15% – Interest and fees on loans up 13% driven by growth in average loan receivables – Interest expense increase attributed to higher funding liabilities • Net interest margin (NIM) increased 182 bps – Mix of Interest-earnings assets: 105 bps – Loan receivable mix as a percent of total Earning Assets increased from 79.7% to 85.4% – Loan receivables yield: 63 bps – Loan receivables yield of 19.42%, up 80 bps – Interest-bearing liabilities cost: (1) bps – Total cost decreased 1 bps to 1.41% • 2Q’22 payment rate is above prior year level by ~20bp when excluding portfolios sold in 2Q’22 2Q'22 Highlights 2Q'21 NIM 13.78% Mix of Interest-earning assets 1.05% Loan receivables yield 0.63% Liquidity portfolio yield 0.15% Interest-bearing liabilities cost (0.01)% 2Q'22 NIM 15.60% NIM Walk Payment Rate Trends (both periods exclude portfolios sold in 2Q’22) (a) 15%

11 Asset Quality Metrics Allowance for credit losses $ in millions, % of period-end loan receivables Net charge-offs $ in millions, % of average loan receivables including held for sale 30+ days past due $ in millions, % of period-end loan receivables 90+ days past due $ in millions, % of period-end loan receivables

12 B/(W) 2Q'21 2Q'22 V$ V% Employee costs $359 $404 $(45) (13)% Professional fees $189 $185 $4 2% Marketing/BD $114 $135 $(21) (18)% Information processing $137 $163 $(26) (19)% Other $149 $196 $(47) (32)% Other expense $948 $1,083 $(135) (14)% Efficiency(a) 39.6% 37.7% (1.9) pts. Other Expense Other expense $ in millions 2Q'22 Highlights 14% • Total other expense up 14% – Increase driven by higher employee costs, marketing spend, information processing and other expense – Total other expense includes $62 million of costs related to additional marketing and site strategy actions (see appendix for details of Gain on Sale reinvestment) – Employee costs increase attributable to higher headcount driven by growth and in-sourcing, higher hourly wages and other compensation adjustments – Increase in information processing costs driven by technology investments and growth – Marketing/BD cost increase related to additional marketing and growth investments – Other cost variance of $47MM relates to site strategy actions and higher operational losses • Efficiency ratio 37.7% vs. 39.6% prior year – Decrease in ratio driven by higher revenue partially offset by higher expenses – Excluding the gain on sale impacts, the efficiency ratio would be 36.8%

13 Tier 1 Capital + Credit Loss Reserve Ratio* Capital ratios Funding, Capital and Liquidity Funding sources $ in billions V$ $0.0 $(1.3) $4.9 V% Liquidity $ in billions CET1 Capital Ratio Tier 1 Capital Ratio Total Capital Ratio * The “Tier 1 Capital + Credit Loss Reserve Ratio” is the sum of our “Tier 1 Capital” and “Allowance for Credit Losses,” divided by our “Total Risk-Weighted Assets”. Tier 1. Capital and Risk- Weighted Assets are adjusted to reflect the fully phased-in impact of CECL. These adjusted metrics are non-GAAP measures, see non-GAAP reconciliation in appendix. Unsecured Securitization Deposits Deposits 81% 84% +3 pts. Securitization 10% 8% (2) pts. Unsecured 9% 8% (1) pt. Liquid assets $16.3 $15.2 Undrawn credit facilities 4.9 3.7 Total liquidity $21.2 $18.9 % of Total assets 23.0% 19.8% (a) (b)

2022 Outlook

(comments and trends in comparison to 2021, except where noted)

	Full Year 2022		
Key Driver	**Previous**	**Current**	**Trends / Update**
Loan Receivables Growth	~10%	10%+	• Sustained strength in Purchase Volume • Underlying payment rate trends
Net Interest Margin	15.25% - 15.50%	~15.50%	• Modestly lower in 2nd half driven by seasonal receivables growth funding • Interest & Fee income increases driven by prime rate and moderating payment rate, offset by impact of benchmark rates on funding costs
Net Charge Offs	<3.50%	~3.15%	• Strong credit performance in 1H'22 incorporated into forecast • Credit normalization continues with DQs rising modestly in 2H'22
RSA / Average Loan Receivables	5.25% - 5.50%	~5.25%	• Strong program performance & Purchase Volume growth continues • Decrease as NCOs normalize
Operating Expenses	~$1,050MM per quarter	No Change	• Managing expenses to achieve positive operating leverage in '22 • Forecast excludes any reinvestment into business from gain on sale
Portfolio Dispositions			• Sale of HFS portfolios completed resulting in $120 million gain on sale • Gain reinvested in growth / strategic spend in 2022; $80MM recorded in 2Q and ~$35-$40MM in 2H'22 • See appendix for further details

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15 2Q'22 Key Business Themes Consumer remains strong, as reflected by broad-based spend, elevated payment rates and gradual credit normalization Portfolio well positioned to deliver consistent risk-adjusted growth and peer-leading returns in a dynamic market environment Diversified platforms, spend categories and customer base enhances the resiliency of our business Continued execution of plan to return excess capital to shareholders Core business differentiators are driving strong & resilient financial results

16 Footnotes All amounts and metrics included in this presentation are as of, or for the three months ended, June 30, 2022, unless otherwise stated. References in this presentation to “HFS” are to Loan receivables held for sale 2Q'22 Business Highlights (b) Dual Card / Co-Brand metrics shown above are consumer only and excludes amounts related to portfolios that were sold in 2Q’22. (c) New Accounts represent accounts that were approved in the respective period, in millions. (d) Purchase Volume per Account is calculated as total Purchase volume divided by Average active accounts, in $. (e) Average Balance per Account is calculated as the Average loan receivables divided by Average active accounts, in $. Well-Positioned to Drive Sustainable Growth (a) As compared to the cost to acquire each account based on internal analysis. While Driving Diversification and a Strong Balance Sheet (b) Purchase Volume by Platform and Out of Partner Spend excludes purchases included in Corp, Other which primarily relates to activity for portfolios sold in 2Q’22. Delivering Resilient Returns through Cycles (b) Classification of Prime & Super Prime refers to VantageScore credit scores of 651 or higher for 2019-2022, and FICO scores of 661 or higher for periods prior to 2019. (c) RSA/ALR refers to Retail Share Arrangements as a percentage of Average Loan Receivables; NCO/ALR refers to Net Charge-Offs as a percentage of Average Loan Receivables; Prime & Super Prime /EOP refers to Prime & Super Prime loan receivables as a percentage of total Period-end Loan Receivables; RSA/Purchase Volume refers to Retailer Share Arrangements as a percentage of Purchase Volume. Platform Results (a) Accounts represent average active accounts in millions, which are credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month. Purchase volume $ in billions and Interest and fees on loans $ in millions. Net Interest Income: (a) Payment rate is calculated as customer payments divided by beginning of period loan receivables, and excludes loan receivables and payments related to portfolios that were sold in 2Q’22. Other Expense (a) “Other expense” divided by sum of “NII” plus “Other income” less “Retailer share arrangements (RSA)”. Funding, Capital and Liquidity (a) Does not include unencumbered assets in the Bank that could be pledged. (b) Capital ratios reflect election to delay an estimate of CECL’s effect on regulatory capital for two years in accordance with the interim final rule issued by U.S. banking agencies in March 2020. CET1, Tier 1, and Total Capital Ratio are on a Transition basis.

18 Gain on Sale Re-Investment Q2’22 2H’22 Estimated Total Gain on Sale from conveyance of HFS portfolios $120 $- $120 Marketing / Growth Investments: RSA* 10 Other Income - loyalty program costs 8 Other Expense 38 Site Strategy Costs: Other Expense 24 Total Expense $80 ~ $ 35 - 40 ~ $ 120 EPS benefit (impact) $0.06 ~ $(0.06) *Reimbursement of growth initiatives related to value proposition launch The following table sets forth the details of the gain on sale and reinvestment of the proceeds $ in millions, except per share statistics

19 Non-GAAP Reconciliation The following table sets forth the components of our Core key metrics for the periods indicated below. $ in millions At June 30, Total 2021 2022 Loan receivables $78,374 $82,674 Less: Gap Loan receivables (3,839) (174) Less: BP Loan receivables (524) — Core Loan receivables $74,011 $82,500 Purchase volume $42,121 $47,217 Less: Gap and BP Purchase volume (3,636) (2,597) Core Purchase volume $38,485 $44,620 Average active accounts 65.8 68.7 Less: Gap and BP Average active accounts (5.8) (3.9) Core Average active accounts 60.0 64.8 New accounts 6.3 6.0 Less: Gap and BP New accounts (0.5) (0.1) Core New accounts 5.8 5.9

20 Non-GAAP Reconciliation Continued* The following table sets forth the components of our Tier 1 Capital + Reserves ratio for the periods indicated below. $ in millions At June 30, Total 2021 2022 Tier 1 Capital $14,671 $13,280 Less: CECL transition adjustment (2,376) (1,719) Tier 1 capital (CECL fully phased-in) $12,295 $11,561 Add: Allowance for credit losses 9,023 8,808 Tier 1 capital (CECL fully phased-in) plus Reserves for credit losses $21,318 $20,369 Risk-weighted assets $78,281 $82,499 Less: CECL transition adjustment (2,166) (870) Risk-weighted assets (CECL fully phased-in) $76,115 $81,629 * Estimated at June 30, 2022

21 Non-GAAP Reconciliation Continued The following table sets forth the components of our Tangible common equity and tangible common equity per share $ in millions At June 30, Total 2021 2022 GAAP Total Equity $14,197 $13,393 Less: Preferred Stock (734) (734) Less: Goodwill (1,105) (1,105) Less: Intangible assets, net (1,098) (1,118) Tangible common equity $11,260 $ 10,436 GAAP book value per share $23.48 $25.95 Less: Goodwill (1.93) (2.27) Less: Intangible assets, net (1.91) (2.29) Tangible common equity per share $19.64 $21.39

22 Non-GAAP Reconciliation Continued The following table sets forth a reconciliation between GAAP results and non-GAAP managed-basis results for 2009 $ in millions Twelve months ended December 31, 2009 Net charge-offs as a % of average loan receivables, including held for sale: GAAP 11.26 % Securitization adjustments (0.59) % Managed basis 10.67 % Net interest income as a % of average loan receivables, including held for sale: GAAP 16.21 % Securitization adjustments 1.44 % Managed basis 17.65 % Retailer share arrangements as a % of average loan receivables, including held for GAAP 3.40 % Securitization adjustments (1.80) % Managed basis 1.60 % Average loan receivables GAAP $23,485 Securitization adjustments 23,181 Managed basis $46,666 Period-end loan receivables GAAP $22,912 Securitization adjustments 23,964 Managed basis $46,876